Pro-Conscience Women's Equity Mutual Fund
               Supplement Dated November 3, 1997
               To Prospectus Dated August 1, 1997

The discussion under the caption "Management of the Fund," on page 6, is supplemented with the following information:

Effective November 3, 1997, Maria McCormack, Assistant Vice President of the Sub-Advisor, is the Fund's Portfolio Manager. Ms. McCormack is a Chartered Financial Analyst and has been associated with the Sub-Advisor since 1985. Prior to becoming a portfolio manager in 1990, Ms. McCormack was head trader for both equity and fixed-income securities at the Sub-Advisor. She is a member of the Sub-Advisor's Securities Research Committee.